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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                         ------------------------------
                                    FORM 8-K
                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 27, 2000

                                 B.H.I.T. INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                             1-9043                         36-3361229
         ------------                           ------                         ----------
       (State or Other                  Commission File Number          IRS Identification Number
Jurisdiction of Incorporation)
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                 875 Avenue of the Americas, New York, NY 10001
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               (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (212) 736-7880

Item 1.  Changes of Registrant.

     Effective September 27, 2000, Arrowhead Holdings Corporation purchased
5,370,563 shares of the common stock of BHIT Inc. (the "Registrant") owned by Harvey Polly for the purchase price of $1,540,276 and purchased 500,000 shares of common stock of the Registrant owned by Sheltering Palms Foundation, a private foundation controlled by Mr. Polly and his wife, for the purchase price of $142,724, pursuant to the terms of a Securities Purchase Agreement by and among Vesper Corporation, Harvey Polly and Sheltering Palms Foundation, dated as of July 31, 1999 (the "Securities Purchase Agreement"). Vesper Corporation assigned its rights under the Securities Purchase Agreement to Arrowhead
Holdings Corporation. The consideration for the shares of common stock of the Registrant acquired by Arrowhead Holdings Corporation was the working capital of Arrowhead Holdings Corporation. Arrowhead Holdings Corporation now holds approximately 39.0% of the outstanding voting securities of the Registrant.
Pursuant to the Securities Purchase Agreement, Arrowhead Holdings Corporation has the right to appoint 2 of the 4 members of the Registrant's Board of Directors.


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Item 2.  Acquisition of Assets

     On September 27, 2000, in connection with the purchase of the shares of common stock of the Registrant by Arrowhead Holdings Corporation as described in
Item 1 above, the Registrant sold to Harvey Polly the Registrant's 50% interest in Metro Franchising Commissary, LLC (the "Franchise Interest") for a purchase price of $1,000,000 pursuant to a Sale of Franchise Interest Agreement between the Registrant and Harvey Polly, dated as of July 31, 1999. The assets being sold represented 68% of the Registrant's assets. Mr. Polly is the Registrant's
Chairman and Chief Executive Officer. Mr. Polly used a portion of the proceeds received by him from the sale of shares of common stock of the Registrant from Arrowhead Holdings Corporation as described in Item 1 above to fund the purchase price of the Franchise Interest.

(c)  Exhibits

          1.1 Securities Purchase Agreement by and among Vesper Corporation,
     Harvey Polly and Sheltering Palms Foundation dated as of July 31, 1999.

          2.1 Sale of Franchise Interest Agreement between BHIT, Inc. and Harvey
     Polly dated as of July, 31, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        B.H.I.T. Inc.
                                        (Registrant)


Date:  October 10, 2000                 By: /s/ Morton Kalb
                                            ---------------------------------
                                            Morton Kalb
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


     1.1 Securities Purchase Agreement by and among Vesper Corporation, Harvey
Polly and Sheltering Palms Foundation dated as of July 31, 1999.

     2.1 Sale of Franchise Interest Agreement between BHIT, Inc. and Harvey
Polly dated as of July, 31, 1999.